UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2022

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 31, 2022, Augmedix Operating Corp. f/k/a Augmedix, Inc., a Delaware corporation (the “Company”), entered into an Assignment Amendment (the “Agreement”) with Dignity Health, a California non-profit, public benefit corporation, (“Dignity”) and CommonSpirit Health (f/k/a Catholic Health Initiative), a Colorado non-profit corporation (“CommonSpirit”), effective as of October 20, 2022, pursuant to which the rights, responsibilities, and obligations of Dignity under that certain Services Agreement between the Company and Dignity, dated September 1, 2015, are assigned to CommonSpirit. The Agreement permits the Company to contract with any affiliate of CommonSpirit and memorializes the parties’ understanding that the Company and CommonSpirit intend to negotiate a new or amended and restated enterprise agreement.

On October 31, 2022, the Company entered into a new Statement of Work (“SOW”) with St. Joseph Physician Associates, d/b/a St. Joseph Medical Group, an affiliate of CommonSpirit (the “Client”) in Texas, pursuant to which the Company will undertake deployment of Augmedix Solution at the Client’s facilities.

A copy of the Agreement and SOW are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Agreement and SOW does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and SOW.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Assignment Amendment, by and between Dignity Health and CommonSpirit Health (f/k/a Catholic Health Initiative) and Augmedix Operating Corp. f/k/a Augmedix, Inc., effective as of October 20, 2022.
10.2*	Statement of Work by and between Augmedix Operating Corp. and St. Joseph Physician Associates, d/b/a St. Joseph Medical Group, effective as of October 31, 2022.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

*	Portions of this exhibit (indicated by asterisks) have been omitted in accordance with the rules of the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: November 2, 2022	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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